Exhibit 10.2

B. Geoffrey Scales

357 University Ave.

Charlottetown  PE  C1A 4M9

(902) 314-8585

September 4, 2009

Northumberland Resources, Inc.

357 University Ave.

Charlottetown, PE C1A 4M9

To Whom It May Concern:

I hereby agree to advance and loan up to $80,000 USD to Northumberland Resources, Inc., a Nevada corporation (the "Company"), on an as needed and as requested basis, to finance the business operations and expenses of the Company during the period ending June 30, 2011.

/s/ B. Geoffrey Scales

B. GEOFFREY SCALES